EXHIBIT 13.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the annual report on Form 20-F/A of Aluminum Corporation of China Limited (the "Company") for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof, I, ZHANG Zhankui, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30 , 2016

By: /s/ ZHANG Zhankui
Name: ZHANG Zhankui
Title: Chief Financial Officer